Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,693,709.93
Previously Paid Amount	0.00
Total Fee Amount	2,719.70
Total Offset Amount	0.00
Net Fee	$ 2,719.70